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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MIRAVANT MEDICAL TECHNOLOGIES (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         Miravant Medical Technologies
336 Bollay Drive
Santa Barbara, California 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 24, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of Miravant Medical Technologies (the "Company") will be held on Thursday, June 24, 2004, at 10:00 a.m., at The Radisson Hotel, 1111 East Cabrillo Boulevard, Santa Barbara, California, 93103, (805) 963-0744, for the following purposes:

  1.
  To elect four Directors to serve until the 2005 Annual Meeting and until their successors are elected and qualified;

  2.
  To approve an amendment to the Company's 2000 Stock Compensation Plan to increase the number of shares authorized for issuance under the Plan by an additional 2,000,000 shares;

  3.
  To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2004; and

  4.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          These items are more fully described in the following pages. The Board of Directors has fixed the close of business on April 29, 2004, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Stockholders are reminded that shares cannot be voted unless the stockholder is present at the meeting or the signed proxy is returned or other arrangements are made to have the shares represented at the meeting.

        Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope.

By Order of the Board of Directors

Joseph E. Nida Secretary

Santa Barbara, California
May 17, 2004

PLEASE SIGN AND RETURN THE ENCLOSED PROXY

Miravant Medical Technologies
336 Bollay Drive
Santa Barbara, California 93117

PROXY STATEMENT

                 This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about May 20, 2004 in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Miravant Medical Technologies (collectively with its subsidiaries, the "Company") for the 2004 Annual Meeting of Stockholders, to be held on Thursday, June 24, 2004, at 10:00 a.m. local time, at The Radisson Hotel, 1111 East Cabrillo Boulevard, Santa Barbara, California, or at any adjournment thereof. Proxies are solicited to give all stockholders of record at the close of business on April 29, 2004 an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy.

        At the Annual Meeting, stockholders will be asked to consider and vote upon three items as follows:

          ITEM NO.  1    To elect four Directors to serve until the 2005 Annual Meeting and until their successors are elected and qualified;

          ITEM NO.  2    To approve an amendment to the Company's 2000 Stock Compensation Plan to increase the number of shares authorized for issuance under the Plan by an additional 2,000,000 shares;

          ITEM NO.  3    To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2004; and

          ITEM NO.  4    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, by subsequently executing and delivering a later-dated proxy, or by voting in person at the Annual Meeting.

        A copy of the Annual Report to Stockholders is included herewith but shall not constitute proxy solicitation materials.

        The Board of Directors of the Company believes that the election of each of its director nominees in Item No. 1 and approval of Item No. 2 and Item No. 3 are in the best interests of the Company and its stockholders and unanimously recommends that the stockholders vote to elect each of the director nominees in Item No. 1 and vote FOR Item No. 2 and FOR Item No. 3.

VOTING AND SOLICITATION OF PROXIES

        Only holders of record at the close of business on April 29, 2004 (the "Record Date") of the Company's Common Stock, $.01 par value (the "Common Stock") will be entitled to vote at the Annual Meeting. On April 19, 2004, there were 30,065,650 shares of Common Stock outstanding. The holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum at the meeting. Broker non-votes (see below) will be counted toward the establishment of a quorum. On all matters to come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share owned.

        Please specify your choices on the items by marking the appropriate boxes on the enclosed proxy card and signing it. Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies will be voted FOR the election as directors of the nominees listed in Item No. 1 and FOR Item No. 2, and FOR Item No. 3 and with respect to any other matter that may properly come before the meeting, in the discretion of the proxy holder.

        This proxy solicitation is being made by the Company. The Company intends to solicit proxies by use of the mail. In addition, solicitation of proxies may be made by personal and telephonic meetings with stockholders by directors, officers and regular employees of the Company. The cost of preparing, assembling and mailing the proxy materials will be borne by the Company.

Vote Required

        The election of the director nominees pursuant to Item No. 1 requires a plurality of the votes cast in person or by proxy at the Annual Meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, shares as to which a stockholder abstains or withholds from voting on the election of Directors, and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on such nominees, will not affect the outcome of the election of directors.

        If any stockholder gives notice at the meeting of his or her intention to cumulate votes in the election of directors, each stockholder will be entitled to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares then held, or distribute the votes on the same principle among as many nominees as the stockholder deems fit. Stockholders voting by means of the accompanying proxy will be granting the proxy holders discretionary authority to vote their shares cumulatively, but such stockholders may not mark the proxy to cumulate their own votes. The Board of Directors does not presently intend to give notice to cumulate votes, but it may elect to do so in the event of a contested election or other, presently unexpected, circumstances. In the event of cumulative voting, the accompanying proxy authorizes the individuals named as proxy holders, in their discretion, to vote cumulatively and to distribute, in any manner, the votes to which each share is entitled in the election of directors, among the nominees for whom the authority to vote has not been withheld in the accompanying proxy.

        Approval of an amendment to the Miravant Medical Technologies 2000 Stock Compensation Plan to increase shares of Common Stock issuable under the Plan by an additional 2,000,000 pursuant to Item No. 2 and ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company pursuant to Item No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, abstentions on such proposals have the same legal effect as a vote against such proposals. Broker non-votes are not counted as shares represented and entitled to vote and therefore will not affect the outcome of the vote on such proposals.

        A list of the stockholders of record as of the Record Date will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any stockholder, for any purpose germane to the Annual Meeting at the Company's principal executive offices at 336 Bollay Drive, Santa Barbara, California 93117 (telephone (805) 685-9880), Attention: Shadean Runyen or John Philpott. The Company's website is www.miravant.com.

        If you plan to attend the meeting, please mark the appropriate box on the proxy card. Stockholders whose shares are held of record by brokers or other institutions, will be admitted upon presentation of proper identification and proof of ownership (e.g., a brokers' statement) at the door.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 19, 2004 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of its Common Stock, (ii) each of the executive officers named in the Summary Compensation Table included herein, (iii) each director and nominee for director of the Company and (iv) all directors and named executive officers of the Company as a group.

        The percentage of shares of Common Stock beneficially owned is based on 30,065,650 shares outstanding on April 19, 2004. The number of shares of Common Stock outstanding used in calculating the percentage for each listed securityholder includes shares of Common Stock underlying options and/or warrants that are exercisable within 60 calendar days of April 19, 2004, but excludes shares of Common Stock underlying options, warrants or convertible securities held by any other person. Except as indicated below, and subject to applicable community property laws, each person identified in the table has sole voting and investment power with respect to all shares of Common Stock owned by them.

Name	Number of Shares Beneficially Owned (1)(2)	Percentage of Outstanding Stock
Gary S. Kledzik, Ph.D. (3)	2,263,872	7.33%
Versant Capital Management, LLC (4)	2,137,107	6.99%
David E. Mai (3)	799,213	2.62%
John M. Philpott (3)	328,980	1.09%
Charles T. Foscue (5)	180,677	*
Barry Johnson	20,000	*
All directors and executive officers as a group (5 persons)	3,592,742	11.34%

*
Less than one percent.

(1)
Each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable and the information contained in the footnotes below.

(2)
Includes the following shares of Common Stock issuable upon exercise of options and/or warrants exercisable within 60 days of April 19, 2004: Dr. Kledzik—833,477 shares; Mr. Mai—472,338 shares; Mr. Philpott—162,730 shares; Mr. Foscue—127,500 shares; Mr. Johnson—10,000 shares; and directors and executive officers as a group—1,606,045 shares.

(3)
Included in the shares beneficially owned by each named executive officer are restricted shares approved in November 2002 by the Compensation Committee of the Board of Directors as part of a Stock Option Exchange Program. This program allowed these executives to exchange stock options that had an exercise price of greater than $5.00 for restricted Common Stock at a two for one ratio. The restricted Common Stock was fully vested as of December 31, 2003. Dr. Kledzik exchanged 1,128,750 stock options for 564,375 shares of restricted Common Stock, Mr. Mai exchanged 578,750 stock options for 289,375 shares of restricted Common Stock, and Mr. Philpott exchanged 317,500 stock options for 158,750 shares of restricted Common Stock.

(4)
According to the Schedule 13D filed with the SEC on February 10, 2004, Versant Capital Management, LLC is a corporation organized under the laws of Delaware and its principal business address is 45 Rockefeller Plaza, Suite 2074, New York, New York 10111.

(5)
Included in the shares beneficially owned by Charles T. Foscue are restricted shares approved in January 2004 by the Board of Directors as part of a Stock Option Exchange Program. This program allowed Mr. Foscue to exchange stock options that had an exercise price of greater than $5.00 for restricted Common Stock at a two for one ratio. The restricted Common Stock was fully vested on the date of exchange. Mr. Foscue exchanged 70,000 stock options for 35,000 shares of restricted Common Stock. Also, the shares beneficially owned by Mr. Foscue exclude 12,069 shares of Common Stock to which Mr. Foscue disclaims beneficial ownership. 11,521 of these shares are held by HAI Financial, Inc., of which Mr. Foscue is the Chairman, President and Chief Executive Officer and the remaining 548 shares are held in a pension plan for the benefit of Mr. Foscue.

CORPORATE GOVERNANCE AND OTHER MATTERS

Board Independence

        We have determined that all of our directors, other than 2, are independent directors under the marketplace rules of the Nasdaq Stock Market. We have also determined that all directors serving as members of our Audit Committee, Compensation Committee, and Governance and Nominating Committee are independent under the marketplace rules of the Nasdaq Stock Market and the rules of the SEC. Although we are currently listed on the OTC Bulletin Board®, we are not subject to the marketplace rules of the Nasdaq Stock Market.

Consideration of Stockholder Recommendations and Nominations

        In April 2004, we established a Governance and Nominating Committee of out Board. The Governance and Nominating Committee of our Board will consider both recommendations and nominations for candidates to our Board from stockholders. A stockholder who desires to recommend a candidate for election to our Board shall direct the recommendation in writing to the attention of the CFO, 336 Bollay Drive, Santa Barbara, CA 93117 and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person's ownership of Company stock and amount of stock holdings. For a stockholder recommendation to be considered by the Governance and Nominating Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals.

        If, instead, a stockholder desires to nominate a person directly for election to our Board, the stockholder must follow the rules set forth by the SEC (see "Stockholder Proposals for the 2005 Proxy Statement" below) and meet the deadlines and other requirements as may be set forth in our Bylaws, as they may be amended from time to time.

Identifying and Evaluating Nominees for Director

        The Governance and Nominating Committee will use the following procedures to identify and evaluate the individuals that it selects, or recommends that our Board select, as director nominees:

  •
  The Committee will review the qualifications of any candidates who have been properly recommended or nominated by stockholders, as well as those candidates who have been identified by management, individual members of our Board or, if the Committee determines, a search firm. Such review may, in the Committee's discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper.

  •
  The Committee will evaluate the performance and qualifications of individual members of our Board eligible for re-election at the annual meeting of stockholders.

  •
  The Committee will consider the suitability of each candidate, including the current members of our Board, in light of the current size and composition of our Board. In evaluating the qualifications of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of the factors. The Committee considers each individual candidate in the context of the current perceived needs of our Board as a whole. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board that is comprised of directors who (i) are predominately independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

  •
  In evaluating and identifying candidates, the Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

  •
  After such review and consideration, the Committee selects, or recommends that our Board select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

        The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to our Board.

Stockholder Communication with our Board of Directors

        Any stockholder may contact any of our directors by writing to them by mail or express mail c/o Miravant Medical Technologies, 336 Bollay Drive, Santa Barbara, CA 93117.

        Any stockholder communications directed to our Board (other than concerns regarding questionable accounting or auditing matters directed to the Audit Committee or otherwise in accordance with our Financial Information Integrity Policy) will first go to the CFO, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log.

        The CFO will forward all such original stockholder communications to our Board for review.

Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officials

        We have adopted a Code of Business Conduct and Ethics applicable to all employees, including our directors, principal executive officer, principal financial officer and any persons performing similar functions, which is available on our website at www.miravant.com.

Attendance by Board Members at the Annual Meeting of Stockholders

        It is the policy of our Board to encourage board members to attend the annual meeting of stockholders. All four members of our Board attended our annual meeting of stockholders in person on June 12, 2003.

BOARD MEETINGS, REMUNERATION OF DIRECTORS AND COMMITTEES

        During 2003, the Board of Directors met on 4 occasions and also acted by written consent. Each director then in office attended in person or by telephone all of the Board of Director meetings and all of their respective Committee meetings.

        Directors that are also employees of the Company do not receive any additional compensation for serving as members of the Board of Directors or any of its Committees. Directors who are not employees of the Company do not receive fees for board or committee meetings attended, but do receive an annual stock option grant under the Miravant Medical Technologies 2000 Stock Compensation Plan, or the 2000 Plan. In the past, the Company provided the non-employee directors with an automatic grant of nonstatutory stock options to purchase 7,500 shares of Common Stock on or about the first day of the fourth quarter of each year that a non-employee director serves on the Board of Directors. For 2003, this automatic stock option grant was increased to 20,000 shares for each director who has served more than four years on the Company's Board and 10,000 shares for each director who has served less than four years. Each option is fully vested upon the grant date and is granted at an option price equal to the fair market value of the Common Stock on the grant date. The options terminate on the earlier of 90 days from the date on which a director is no longer a member of the Board of Directors for any reason other than death, ten years from the date of grant or six months from the director's death. Non-employee directors are also eligible for discretionary awards. The Company also reimburses directors for out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

        During the year ended December 31, 2003, the following non-employee directors were each automatically granted stock options to purchase 20,000 shares of Common Stock under the 2000 Plan: Charles T. Foscue and Larry S. Barels. Mr. Barels resigned effective November 1, 2003 and therefore is not standing for re-election in 2004. This vacancy was filled in November 2003 with a new independent director, Barry Johnson. Mr. Johnson received stock options to purchase 10,000 shares of Common Stock in November 2003.

        In January 2004, the Compensation Committee of the Board of Directors approved a Stock Option Exchange Program for the non-employee directors and the secretary of the Company. This program allowed these individuals to exchange stock options that had an exercise price of greater than $5.00 for restricted Common Stock at a two for one ratio. The restricted Common Stock was fully vested on the date of exchange. Mr. Foscue exchanged 70,000 stock options for 35,000 shares of restricted Common Stock and Mr. Nida exchanged 107,500 stock options for 53,750 shares of restricted Common Stock.

        The Board has standing Audit and Compensation Committees and recently has established a Governance and Nominating Committee. The current members of each of the Board's Committees are listed below.

The Audit Committee

        The Audit Committee currently is composed of two independent directors, as defined in the listing standards of the Nasdaq National Market: Charles T. Foscue and Barry Johnson. The Audit Committee meets with the Company's independent accountants and management to discuss, recommend and review accounting principles, financial and accounting controls, the scope of the annual audit and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent accountants. Until November 2003, the Audit Committee was composed of Larry S. Barels, who was the Audit Committee Chairman, and Charles T. Foscue. Subsequent to that date, the Audit Committee members are Charles T. Foscue, who is the Audit Committee Chairman, and Barry Johnson. The Audit Committee reviews and monitors the corporate financial reporting, internal controls and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that have a significant impact on its financial reports. The Audit Committee meets independently with our independent auditors and our senior management and reviews the general scope of our accounting, financial reporting, annual audit and the results of the annual audit, interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter. The Board has determined that Charles T. Foscue is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

        The Audit Committee held four meetings during fiscal year 2003. In addition, the Chairman of the Audit Committee met quarterly with the Company's independent auditors and management. The Audit Committee Chairman was Larry S. Barels for the first and second quarter of 2003 and then Charles T. Foscue for the third and fourth quarter of 2003. During 2003, the Audit Committee updated its written charter approved by the Board. See Exhibit A to this proxy statement or our website at www.miravant.com to view our current Audit Committee Charter. Also, for more information regarding the functions performed by the Audit Committee, please see "Report of the Audit Committee of the Board of Directors," included in this Proxy Statement.

The Compensation Committee

        The Compensation Committee, composed solely of two independent directors, reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers of the Company. During fiscal year 2003, the members of the Compensation Committee were Charles T. Foscue, Larry S. Barels, who was a member through October 31, 2003, and Barry Johnson beginning on November 1, 2003. During 2003, the Compensation Committee acted by written consent one time. The Compensation Committee Charter is available on our website at www.miravant.com.

Governance and Nominating Committee

        In April 2004, the Board established a Governance and Nominating Committee, which is composed of our two independent directors, Charles T. Foscue and Barry Johnson. Our two Committee members are considered independent, as defined in the listing standards of the Nasdaq National Market. The purpose of this Committee is to assist the Board in meeting appropriate governance standards. To carry out this purpose, the Committee's role is to, among other things: (1) develop and recommend to the Board the governance principles applicable to the Company; (2) oversee the evaluation of the Board and management; (3) recommend to the Board director nominees for each committee; (4) assist the Board by identifying prospective director nominees and determine the director nominees for the next annual meeting of stockholders and (5) manage and oversee the recruitment of successor CEO candidates. The Governance and Nominating Committee Charter is available on our website at www.miravant.com.

REPORT OF THE AUDIT COMMITTEE

        The Securities and Exchange Commission rules require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, (Communications with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2003. In addition, the Chairman of the Audit Committee, who was Larry S. Barels through November 1, 2003, and then Charles T. Foscue subsequent to that date, met quarterly with the Company's independent auditors and management.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee has also recommended, subject to stockholder approval, the selection of the Company's independent auditors for the fiscal year ending December 31, 2004.

Audit Committee
Charles T. Foscue, Audit Committee Chair Barry Johnson
March 25, 2004

EXECUTIVE OFFICERS

        The names, ages and certain additional information (if not set out in Item No. 1 of this proxy statement) of the current executive officers of the Company are as follows:

Name	Age	Position
Gary S. Kledzik, Ph.D.	54	Chairman of the Board and Chief Executive Officer
David E. Mai	59	President and Director
John M. Philpott	43	Chief Financial Officer, Treasurer and Assistant Secretary

        Biographical information about Dr. Kledzik and Mr. Mai is set forth in Item No. 1 of this proxy statement.

        John M. Philpott has served as Chief Financial Officer since December 1995. From March 1995 to November 1995, Mr. Philpott had served as Controller. Prior to joining the Company, Mr. Philpott was a Senior Manager with Ernst & Young LLP, which he joined in 1986. Mr. Philpott is a Certified Public Accountant in the State of California. He holds a B.S. degree in Accounting and Management Information Systems from California State University, Northridge.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

        Both of our 2003 Compensation Committee's members, Charles T. Foscue and Barry Johnson, are non-employee directors who are independent within the meaning of applicable standards. None of our executive officers served on the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or the Compensation Committee.

        The Compensation Committee, composed entirely of outside directors, is responsible for the oversight and administration of executive compensation. The Committee also reviews the Company's overall compensation program as reported to the Committee by management. In establishing the Company's executive compensation program, the Committee takes into account the significance of the position to the Company, stockholder value, current market data and compensation trends for comparable companies and geographic locations, compares corporate performance to that of other companies in the same industry, gauges achievement of corporate and individual objectives and accomplishments and considers the overall effectiveness of the program in measuring and rewarding desired performance levels. These principles have been adhered to by developing incentive pay programs which provide competitive compensation and reflect the Company's performance. Both short-term and long-term incentive compensation are based on Company performance, achievement of specific milestones and the value received by stockholders. Since the Company is in the pre-commercialization stage, the use of traditional performance standards (such as revenue growth, operating income, profit levels and return on equity) is difficult and sometimes not appropriate in evaluating the performance of the executive officers on a year-to-year basis. In particular, the unique nature of the biotechnology industry, specifically the absence of commercial revenues and the fact that the Company's stock performance is often more a consequence of large market forces than that of actual Company achievements, makes it difficult to tie financial performance objectives to standard financial consideration. The Committee believes the compensation of the Company's executive officers is in the low to middle range of compensation data compiled for comparable companies.

Compensation Philosophy

        The Committee bases the executive compensation program on the following principles which reflect the value created for stockholders while supporting the Company's strategic business goals:

  •
  Compensation should encourage increased stockholder value;

  •
  Compensation levels for executive officers are benchmarked to the outside market, utilizing information from general industry surveys;

  •
  Total compensation is targeted to the mid-range from comparable public companies with incremental amounts which may be earned above that level depending upon corporate and individual performance. The Committee considers it essential to the vitality of the Company that the total compensation opportunity for executive officers remain competitive in order to attract and retain the talent needed to manage and build the Company's business; and

  •
  Incentive compensation is designed to reinforce the achievement of both short-term and long-term strategic business goals and objectives of the Company.

Compensation Measurement

        The Company's executive compensation is composed of three components, base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

        Base Salary.    The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial position and performance of the Company, general economic conditions, as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

        Short-Term Incentives.    The Compensation Committee has the ability to award cash or stock-based, short-term incentive compensation to executives under the 2000 Plan based on the executive's level of responsibility, potential contribution, the success of the Company and competitive conditions. Beginning in 2003, the Compensation Committee established a quarterly cash bonus program for the Chief Executive Officer, President and Chief Financial Officer. The quarterly cash bonus program for the executives was designed to award these individuals based on an increase in the Company's shareholder value. The bonus amount was calculated as 2.5% of the increase in the Company's market capitalization at the end of each quarter not to exceed a quarterly bonus total of $300,000 for the executive group. The market capitalization increase was determined each quarter and the increase was based on the change in the market capitalization value at the end of the current quarter compared to that of the previous quarter. The quarterly bonuses during 2003 were allocated 65% to the CEO, 20% to the President and 15% to the CFO. The program is considered an annual program and will be evaluated by the Compensation Committee for changes or renewal annually.

        Long-Term Incentives.    The Committee may award long-term incentive stock compensation based upon the achievement of the Company's research and development program goals, strategic alliance collaboration goals, capital fundings and the performance of the Common Stock on the applicable trading system. Under the Company's employment agreements and the 2000 Plan, stock options and other stock awards are granted from time to time to reward key employee's contributions and as an incentive for future contributions. Such grants of awards are based primarily on a key employee's past and potential contribution to the Company's accomplishments and growth. Under the 2000 Plan, the exercise price of stock options must equal or exceed the fair market value of the Common Stock on the date of grant and no stock options granted to executive officers in 2002 were granted with an exercise price below fair market value. Generally, the options under the 2000 Plan vest over a term of two to four years and generally employees must continue to be employed by the Company for such options to vest.

        The stock option grants are designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

        2003 Compensation for the Chief Executive Officer.    In setting the 2003 salary and incentive award levels for the Chief Executive Officer, the Committee reviewed the Company's achievements in 2002 and the progress of the analysis of the clinical results of the Company's Phase III clinical trial and the subsequent commencement of the preparation of the NDA for submission of the related Phase III clinical trial results, which started in January 2003. The Committee also considered the Chief Executive Officer's leadership in continuing to strategically position the Company for the development and commercialization of drugs and devices for use in photodynamic therapy in the treatment of cardiovascular disease and dermatology indications. Some of the achievements during 2002 include:

  •
  Completed the analysis of the Phase III clinical trial results for the treatment of wet age-related macular degeneration;

  •
  Negotiated the reduction of debt due to Pharmacia Corporation from $26.8 million to $10 million and the return of the clinical data, lasers and drug assets from them as well as all of the license rights to our lead drug compound SnET2.

  •
  Commenced a Phase II clinical trial for the use of a newly developed topical drug for treatment in psoriasis;

  •
  Advanced development programs of new photosensitivity drugs for use in cardiovascular disease;

  •
  Presented preclinical and clinical data at leading cardiology and ophthalmology meetings;

  •
  Raised $2.5 million in equity funding and negotiated a $12 million debt line-of-credit; and

  •
  Managed the Company below the approved budget through cost restructuring.

        While acknowledging the importance of the above mentioned achievements, and the continuing challenging of limited cash resources and a depressed stock price, the Committee felt it was in the best interest of the Company to continue to conserve the overall cash usage. Thus they determined to keep his and all employees salaries the same as 2001 and 2002 and continue to implement the existing cost savings program, which included facility and operating cost savings. In addition, the Committee approved the utilization of long-term equity compensation for non-executive employees, such as stock options and restricted shares to help make up for the lack of salary increases in 2001 and 2002. Based on the above, in 2003 the Committee did not increase the Chief Executive Officer's salary, it remained the same as 2001 which was $384,313. The Committee did establish a short-term incentive award program to the Chief Executive Officer for 2003. With respect to long-term incentives, however, the Committee did not approve a grant in 2003 to the Chief Executive Officer of any stock options or stock award under the 2000 Plan.

        Section 162(m) Implications for Executive Compensation.    It is the responsibility of the Committee to address the issues raised by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which makes certain "non-performance-based" compensation to certain executives of the Company in excess of $1,000,000 non-deductible to the Company. To qualify as "performance-based" under Section 162(m), compensation payments must be made pursuant to a plan, by a committee of at least two "outside" directors (as defined in the regulations promulgated under the Code) and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the outside directors or the Committee, as applicable, must certify that the performance goals were achieved before payments can be awarded.

        The Committee, in planning for the future of the Company, has considered the impact of Section 162(m) and has taken several steps which are designed to minimize its effect to the extent practicable while maintaining competitive compensation practices. The Committee expects to continue to examine the effects of Section 162(m) and to monitor the level of compensation paid to the Company's executive officers in order to take any steps which may be appropriate in response to the provisions of Section 162(m) to the extent practicable while maintaining competitive compensation practices.

Compensation Committee
Charles T. Foscue Barry Johnson

EXECUTIVE COMPENSATION

Summary Compensation

        The following table summarizes all compensation paid to the Company's Chief Executive Officer and to the Company's other most highly compensated executive officers other than the Chief Executive Officer, whose total annual salary exceeded $100,000 for services rendered in all capacities to the Company during the fiscal years ended December 31, 2003, 2002 and 2001 (collectively, the "named executive officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)	Bonus (4)		Restricted Stock (# of Shares) (2)	Securities Underlying Options (# of Shares)(3)
Gary S. Kledzik, Ph.D Chairman of the Board and Chief Executive Officer	2003 2002 2001	$384,313 347,359 384,313	$231,846 — —		— 564,375 —	— 518,477 200,000
David E.Mai Director and President	2003 2002 2001	$295,625 267,199 295,625	$71,337 — —	(5)	— 289,375 —	— 359,838 100,000
John M. Philpott Chief Financial Officer and Treasurer	2003 2002 2001	$206,938 198,979 206,938	$53,503 — —	(5)	— 158,750 —	— 162,730 75,000

(1)
In February 2002, the Company implemented a cost restructuring program, which consisted of a temporary reduction of pay for all employees and executives of the Company for a period of approximately ten weeks. The reduced wages for this period were exchanged for stock options at a two-for-one ratio, with an exercise price of $1.35. The Chief Executive Officer and President each took a 50% salary reduction during this period, which amounted to reduced wages of approximately $37,000 and $28,000, respectively, and stock options granted of 18,477 shares and 14,213 shares, respectively. The Chief Financial Officer took a 20% salary reduction, consistent with all the other employees of the Company, which amounted to reduced wages of approximately $8,000 and stock options granted of 3,980 shares.

(2)
In November 2002, the Compensation Committee of the Board of Directors approved a Stock Option Exchange Program. This program allowed eligible employees to exchange stock options that had an exercise price of greater than $5.00 for restricted Common Stock at a two-for-one ratio. The restricted Common Stock will be fully vested by December 31, 2003. Dr. Kledzik exchanged 1,128,750 stock options for 564,375 shares of restricted Common Stock, Mr. Mai exchanged 578,750 stock options for 289,375 shares of restricted Common Stock, Mr. Philpott exchanged 317,500 stock options for 158,750 shares of restricted Common Stock.

(3)
The options vest over a period of one to four years and expire upon the earlier of (i) three months after termination of employment (or upon termination if terminated for cause), or (ii) ten years from the date of grant.

(4)
In 2003, the Compensation Committee of the Board of Directors approved a short-term quarterly cash bonus program to be awarded to the Chief Executive Officer, the President and the Chief Financial Officer. The quarterly bonus amount is determined based on 2.5% of the increase in the Company's market capitalization each quarter as compared to the prior quarters ending market capitalization, with the total lower amount limited to $300,000 per quarter. The quarterly bonus amount was allocated 65% to the Chief Executive Officer, 20% to the President and 15% to the Chief Financial Officer. Quarterly bonuses were earned in the first and third quarters of 2003 for a total bonus earned of $356,686 in 2003.

(5)
The net proceeds of $71,337 for David E. Mai and $53,503 for John M. Philpott were applied to their outstanding loans due to the Company, thus no cash proceeds were received by them.

Option Grants in 2003

        For the year ended December 31, 2003, no stock options were granted to the named executive officers.

Stock Option Expiration Date Extensions

        In June 2003, the Compensation Committee of the Board of Directors approved an extension to the expiration date for certain stock option grants related to employment agreements for Gary S. Kledzik and David E. Mai. These stock options that were to expire in August 2003 were extended to August 2006. This program was approved as a retention tool.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

        The following table sets forth information as to the stock options exercised by the named executive officers for the year ended December 31, 2003 and the value of the options exercised at that date based on the difference between the market price of the stock and the exercise prices of the options.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003 (#)		Value of Unexercised In-the-Money Options at December 31, 2003 ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Gary S. Kledzik	—	$—	833,477	—	$183,200	$—
David E. Mai	—	—	472,338	—	138,381	—
John M. Philpott	—	—	162,730	—	58,738	—

(1)
Based on the difference between the closing price of the Common Stock as reported on the OTC Bulletin Board®, or OTCBB, as of December 31, 2003 of $1.28 and the exercise price of such options.

Employment Agreements

        The Company and Dr. Kledzik are parties to an employment agreement effective December 31, 1989, as amended (the "CEO Employment Agreement"), pursuant to which Dr. Kledzik serves as Chief Executive Officer for the Company. The CEO Employment Agreement provides for an initial employment term of one year, renewed for successive one-year terms, unless Dr. Kledzik notifies the Company in writing at least 30 days in advance of, or the Company notifies Dr. Kledzik in writing 30 days before or after, December 31 of each year. Under the terms of the CEO Employment Agreement, Dr. Kledzik is entitled to an annual salary as determined by the Compensation Committee of the Board of Directors from time to time. Dr. Kledzik's 2004 annual salary is $384,313. As of December 31, 2003, in connection with the CEO Employment Agreement and other stock option plans, Dr. Kledzik has received options to purchase a total of 1,192,943 shares of Common Stock at exercise prices ranging from $0.03 to $2.00 per share with a weighted average price of $0.92 per share. In addition, an extension of the expiration date for an additional three years for certain stock option grants expiring during 2002 issued in connection with the CEO Employment Agreement was approved by the Compensation Committee during 2002, and during 2004, the Compensation Committee extended the expiration date for certain stock option grants that were to expire in August 2003 to August 2006. Unexercised options for 833,477 shares have vested and 359,466 shares have been exercised in prior years. Options generally vest ratably over a period of one to four years from the date of grant. The CEO Employment Agreement provides that Dr. Kledzik shall perform his duties at the Company's designated facility in Santa Barbara, California. If the CEO Employment Agreement is terminated other than at Dr. Kledzik's option or by the Company for other than cause, then the Company shall pay Dr. Kledzik severance compensation in an amount equal to the product of his monthly base salary multiplied by the greater of: (i) the number of months remaining under the term of the CEO Employment Agreement; or (ii) six. If the Company terminates Dr. Kledzik's employment for cause or Dr. Kledzik terminates his employment, he is not entitled to severance pay. "Cause" is defined in the CEO Employment Agreement to be personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than minor traffic violations) or material breach of any provision of the CEO Employment Agreement or any other agreement between Dr. Kledzik and the Company. In addition, in connection with the execution of the CEO Employment Agreement, Dr. Kledzik executed and delivered the Company's standard form Intellectual Property and Confidentiality Agreement providing for the assignment to the Company of inventions and intellectual property created or enhanced during Dr. Kledzik's employment and providing for the protection of confidential information.

        The Company and Mr. Mai are parties to an employment agreement effective February 1, 1991, as amended (the "Employment Agreement"), pursuant to which Mr. Mai serves as President of the Company. The Employment Agreement provides for an initial employment term of one year, renewed for successive one-year terms, unless Mr. Mai notifies the Company in writing at least 30 days in advance of, or the Company notifies Mr. Mai in writing 30 days before or after, January 1st of each year. Under the terms of the Employment Agreement, Mr. Mai is entitled to an annual salary as determined by the Compensation Committee from time to time. Mr. Mai's 2004 annual salary is $295,625. As of December 31, 2003, in connection with the Employment Agreement and other stock option plans, Mr. Mai has received options to purchase a total of 509,838 shares of Common Stock at exercise prices ranging from $0.67 to $2.00 per share with a weighted average price of $1.07 per share. In addition, an extension of the expiration date for an additional three years for certain stock option grants expiring during 2002 issued in connection with Mr. Mai's Employment Agreement was approved by the Compensation Committee during 2002, and during 2004, the Compensation Committee extended the expiration date for certain stock option grants that were to expire in August 2003 to August 2006. Unexercised options for 472,338 shares have vested and 37,500 shares have been exercised in prior years. The options generally vest ratably over a period of one to four years from the date of grant. The remaining terms and conditions of Mr. Mai's Employment Agreement are substantially identical to those in Dr. Kledzik's agreement, except that if the Employment Agreement is terminated other than at Mr. Mai's option or by the Company for other than cause, then the Company shall pay Mr. Mai severance compensation in an amount equal to one week's salary for each six month employment period, beginning six months after the effective date of the Employment Agreement.

        The Company and Mr. Philpott are parties to an employment agreement effective March 20, 1995, as amended (the "CFO Employment Agreement"), pursuant to which Mr. Philpott serves as Chief Financial Officer of the Company. The CFO Employment Agreement provides for an initial employment term of one year, renewed for successive one-year terms, unless Mr. Philpott notifies the Company in writing at least 30 days in advance of, or the Company notifies Mr. Philpott in writing 30 days before or after, March 20th of each year. Under the terms of the CFO Employment Agreement, Mr. Philpott is entitled to an annual salary as determined by the Company from time to time. Mr. Philpott's 2004 annual salary is $206,938. As of December 31, 2003, from the Company's 2000 Stock Compensation Plan, Mr. Philpott has received options to purchase a total of 162,730 shares of Common Stock at exercise prices ranging from $0.91 to $1.35 per share with a weighted average price of $0.92 per share. Unexercised options for 162,730 shares have vested and 7,500 shares have been exercised in prior years. The options generally vest ratably over a period of one to four years from the date of grant. The remaining terms and conditions of Mr. Philpott's CFO Employment Agreement are substantially identical to those in Dr. Kledzik's agreement, except that if the CFO Employment Agreement is terminated other than at Mr. Philpott's option or by the Company for other than cause, then the Company shall pay Mr. Philpott severance compensation in an amount equal to one week's salary for each six month employment period, beginning six months after the effective date of the Employment Agreement.

Employee Stock Option Plans

        The Company has had six stock-based compensation plans which are described below: the 1989 Plan, the 1992 Plan, the 1994 Plan, the 1996 Plan or, as a group, the Prior Plans, the Miravant Medical Technologies 2000 Stock Compensation Plan or the 2000 Plan and the Non-Employee Directors Stock Option Plan or the Directors' Plan.

        The Prior Plans provided for the grant of both incentive stock options and non-statutory stock options. Stock options were granted under these plans to certain employees, corporate officers, non-employee directors and consultants. The purchase price of incentive stock options must equal or exceed the fair market value of the Common Stock at the grant date and the purchase price of non-statutory stock options may be less than fair market value of the Common Stock at grant date. Effective June 14, 2000, the Prior Plans were superseded with the adoption of the 2000 Plan except to the extent of options outstanding under the Prior Plans. The Company has allocated 300,000 shares, 750,000 shares, 600,000 shares and 4,000,000 shares for the 1989 Plan, the 1992 Plan, the 1994 Plan and the 1996 Plan, respectively. As of April 19, 2004, the total shares outstanding under the Prior Plans is 895,012 shares. The outstanding shares granted under the Prior Plans generally vest in equal annual installments over four years beginning one year from the grant date and expire ten years from the original grant date. No further grants will be issued from the Prior Plans.

        The 2000 Plan provides for awards which include incentive stock options, non-qualified stock options, restricted shares, stock appreciation rights, performance shares, stock payments and dividend equivalent rights. Included in the 2000 Plan is an employee stock purchase program which has not yet been implemented. Officers, key employees, directors and independent contractors or agents of the Company may be eligible to participate in the 2000 Plan, except that incentive stock options may only be granted to employees of the Company. The 2000 Plan supersedes and replaces the Prior Plans and the Directors' Plan, except to the extent of options outstanding under those plans. The purchase price for awards granted from the 2000 Plan may not be less than the fair market value at the date of grant. The maximum amount of shares that could be awarded under the 2000 Plan over its term is 8,000,000 shares, of which approximately 6,728,438 shares have been granted or issued and 1,299,105 shares have been cancelled netting 5,429,333 shares, which were outstanding under the 2000 Plan as of April 19, 2004. Awards granted under the 2000 Plan expire on the date determined by the Plan Administrators as evidenced by the award agreement, but shall not expire later than ten years from the date the award is granted except for grants of restricted shares which expire at the end of a specified period if the specified service or performance conditions have not been met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Loans

        In December 1997, the Compensation Committee of the Board of Directors recommended, and subsequently approved, non-recourse equity loans in varying amounts for the Company's Chief Executive Officer, President and Chief Financial Officer. The notes, which accrue interest at a fixed rate of 5.8%, were awarded specifically for the purpose of exercising options to acquire the Company's Common Stock and for paying the related option exercise price and payroll taxes. The notes are collateralized by the underlying shares acquired upon exercise. As of December 31, 2003 the total balance of these loans including accrued interest was $165,000.

        Additionally, from 1998 through 2002, the Board of Directors have approved other secured loans made to the Company's Chief Executive Officer and President; these loans accrue interest at fixed rates between 4.7% and 5.9% and as of December 31, 2003, had a total balance of $961,000. Certain of these loans are due on demand by the Company. No future loans to executive officers have been approved after June 2002.

        The loans the Company has made to officers and certain loans made to employees over the years are either unsecured, or secured by stock or stock options. In light of the decrease in the Company's stock price during 2003 and 2002 and certain other factors affecting the collectibility of these loans, the Company recorded a reserve for these loans to officers and employees in the amount of $872,000 during the year ended December 31, 2002. During 2003, the reserve was reduced by $150,000 due to the write-off of employee loans specifically reserved for and a further reduction of $10,000 due to the repayment of certain amounts related to employee loans previously reserved for. As of December 31, 2003, the aggregate balance of these loans to officers and employees, net of reserves, is $662,000.

Corporate Secretary

        In July 1996, Mr. Joseph Nida, who is a partner at a law firm used by the Company for outside legal counsel, was elected by the Board of Directors to serve as Secretary of the Company. In connection with general legal services provided by the law firm, the Company was billed $150,000 for the year ended December 31, 2003. From 1996 through December 31, 2003, we granted Mr. Nida securities that give him the right to purchase a total of 156,250 shares of Common Stock with an average exercise price of $9.56 as partial compensation for various services rendered by Mr. Nida to the Company during this period. In addition, in January 2004, the Compensation Committee of the Board of Directors approved a Stock Option Exchange Program for a non-employee director and the Corporate Secretary of the Company. This program allowed these individuals to exchange stock options that had an exercise price of greater than $5.00 for restricted Common Stock at a two for one ratio. Mr. Nida exchanged 107,500 stock options for 53,750 shares of restricted Common Stock. The restricted Common Stock was fully vested on the date of exchange.

Short-term Bridge Loan

        In August 2003, we received a short-term bridge loan of $250,000 from one of the Company's non-employee board members, who is currently no longer a board member. In connection with the loan, the Company issued warrants to purchase 25,000 shares of the Company's Common Stock. This loan was immediately paid off in September 2003 with the proceeds from the August 2003 Convertible Debt and Warrant Agreement.

COMPARISON OF TOTAL STOCKHOLDER RETURN

        The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total return on the Nasdaq Market Index and a peer group made up of the companies included in the Nasdaq Biotech Index over the period indicated (assuming the investment of $100 in the Company's Common Stock on December 31, 1998, and reinvestment of any dividends). In accordance with Securities and Exchange Commission, or SEC, regulations, the stockholder return for each entity in the peer group index has been weighted on the basis of market capitalization as of each monthly measurement date set forth on the graph. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The other indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Common Stock.

Comparison of Stockholder Return

        Effective as of the opening of business on July 12, 2002, our Common Stock was delisted from Nasdaq and began trading on the OTC Bulletin Board®, or OTCBB. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter equity securities. OTCBB securities are traded by a community of market makers that enter quotes and trade reports. Our Common Stock trades under the ticker symbol MRVT and can be viewed at www.otcbb.com. Management continues to review our ability to regain our listing status with Nasdaq, however, there are no guarantees we will be able to raise the additional capital needed or to increase the current trading price of our Common Stock to allow us to meet the relisting requirements for the Nasdaq National Market or Nasdaq Small Cap Market on a timely basis, if at all.

ITEM NO. 1
ELECTION OF DIRECTORS

        The ByLaws of the Company authorize not more than nine nor less than four members of the Board of Directors and, effective April 25, 2002, fix the number of members at four until changed. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the Company's four nominees named below, each to serve until the next Annual Meeting of Stockholders and until the director's successor is elected and qualified. If any stockholder gives notice in accordance with the Company's Certificate of Incorporation and applicable law of his or her intention to cumulate votes, then all stockholders may cumulate votes. If such notice is given, the proxy holders will vote the proxies received by them cumulatively in their discretion.

        The following four persons nominated to be elected to serve as Directors until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified: CHARLES T. FOSCUE; BARRY JOHNSON, GARY S. KLEDZIK, Ph.D. and DAVID E. MAI.

        If any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the shares which they represent for a nominee designated by the present Board of Directors to fill the vacancy, unless the Board, to the extent permitted, reduces the number of directors. It is not presently expected that any nominee will be unable or will decline to serve as a director.

        Names of the nominees and certain information about each of them are set forth below.

Charles T. Foscue, Age 55

        Mr. Foscue has served as a director of the Company since July 1996. Mr. Foscue is a founder, Chairman, President and Chief Executive Officer of HAI and has held those positions since the inception of HAI in 1979. HAI serves as a corporate financial consultant in the areas of mergers and acquisitions, public and private financings, strategic planning and financial analysis. HAI and Mr. Foscue have been advisors to the Company since 1991 and have been involved in the Company's private and public financings from 1991 to the present. Prior to founding HAI, Mr. Foscue was Vice President of Marketing for Tri-Chem, Inc. Mr. Foscue holds a B.A. degree in Economics from the University of North Carolina and an M.B.A. degree from Harvard University, Graduate School of Business.

Barry Johnson, Age 40

        Mr. Johnson has served as a director of the Company since November 2003. Mr. Johnson is the founder of Progressive Analysis—a medical research company studying the long-term effects of Pain Management Devices on post-operative and chronic orthopedic patients. Mr. Johnson is presently the Chief Executive Officer of MedPartners, management/consulting firm for physician owned medical equipment companies. Mr. Johnson is the founder of Pronalysis, a medical consulting and billing Management Company. Mr. Johnson is presently the president of Progressive Motion, a medical device distributing company with offices throughout the United States. Mr. Johnson is also the Chief Executive Officer of Barry Johnson Enterprises, Inc., a company that consults, manages and instructs medical professionals on starting their own businesses. Mr. Johnson is also the founder of Urgent Ortho, a surgical assisting personnel provider to hospitals. Mr. Johnson holds a B.S. degree from the University of Mississippi in Economics, Financial Management and Marketing. Mr. Johnson completed his post graduate studies with Dunn & Bradstreet in Financial Management and Dean Witter in Business Economic Strategy.

Gary S. Kledzik, Ph.D., Age 54

        Dr. Kledzik is a founder of the Company and has served as a director since its inception in June 1989. He served as President of the Company from June 1989 to May 1996. He has been Chairman of the Board of Directors since July 1991 and Chief Executive Officer since September 1992. Prior to joining the Company, Dr. Kledzik was Vice President of the Glenn Foundation for Medical Research. His previous experience includes serving as Research and General Manager for an Ortho Diagnostic Systems, Inc. division of Johnson & Johnson and Vice President of Immulok, Inc., a cancer and infectious disease biotechnology company which he co-founded and which was acquired by Johnson & Johnson in 1983. Dr. Kledzik holds a B.S. in Biology and a Ph.D. in Physiology from Michigan State University.

David E. Mai, Age 59

        Mr. Mai has served as President of the Company since May 1996, President of Miravant Cardiovascular, Inc. from September 1992 to June 2001, President of Miravant Pharmaceuticals, Inc. since July 1996 and President of Miravant Systems, Inc. since June 1997. Mr. Mai served as Vice President of Corporate Development for the Company from March 1994 until May 1996. Mr. Mai became associated with the Company in July 1990 as a consultant assisting with technology and business development. He joined the Company in 1991, serving as New Product Program Manager from February 1991 to July 1992 and as Clinical Research Manager from July 1992 to September 1992. Prior to joining the Company, Mr. Mai was Director of the Intravascular Ultrasound Division of Diasonics Corporation from 1988 to 1989. Previously, Mr. Mai served as Director of Strategic Marketing for Boston Scientific Corporation's Advanced Technologies Division, Vice President of Stanco Medical and Sales Engineer with Hewlett-Packard Medical Electronics. Mr. Mai holds a B.S. degree in Biology from the University of Hawaii.

        Dr. Kledzik and Messrs. Foscue and Mai are standing for reelection. Mr. Johnson, who joined our Board of Directors in November 2003, was introduced to us through our Corporate Secretary and after evaluation and several interviews with executive management and the Board of Directors, Mr. Johnson was appointed by the Board to fill a vacant directorship.

THE BOARD OF DIRECTORS UNANAMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

ITEM NO. 2
PROPOSAL TO AMEND THE COMPANY'S
2000 STOCK COMPENSATION PLAN

        The Company's 2000 Stock Compensation Plan (the "Plan") was adopted by the Board of Directors in April 2000 and approved by stockholders in June 2000. The Plan provides for the grant of incentive stock options to the Company's employees and nonstatutory stock options and restricted stock awards to the Company's employees, directors and consultants. On April 26, 2004 the Board of Directors authorized an amendment of the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan by an additional 2,000,000 shares, for a total of 10,000,000 shares authorized under the Plan. The stockholders are being requested to approve this amendment at the Annual Meeting of Stockholders. As of April 19, 2004, options to purchase an aggregate of 3,572,626 shares of the Company's Common Stock were outstanding under the Plan with a weighted average exercise price of $1.53 per share, stock awards and restricted stock of 1,822,425 have been issued from the Plan, options to purchase an aggregate of 34,282 shares of the Company's Common Stock have been exercised and 2,570,667 shares of Common Stock were available for future grant under the Plan. The last sale price of our Common Stock on April 23, 2004 as reported by the OTC Bulletin Board was $3.11.

        The Board of Directors believes that the amendment of the Plan is necessary in order to provide an effective method of recognizing employee contributions to the future advancement of the Company. The Company also believes that its ability to grant options and stock purchase rights under the Plan is critical to its success in attracting and retaining experienced and qualified employees and remaining competitive in compensation packages compared to surrounding companies. Additionally, given the Company's critical and on-going need to conserve cash for research and development programs, the use of long-term and short-term compensation from stock option, stock purchase rights and stock awards are an important form of compensation to conserve cash.

        The following is a summary description of the 2000 Stock Compensation Plan.

Description of the 2000 Stock Compensation Plan

        General.    The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the Plan.

        Administration.    The Plan may generally be administered by the Board or a Committee appointed by the Board. The administrator may make any determinations deemed necessary or advisable for the Plan. To the extent that options granted under the Plan are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a committee of two or more "outside directors" within the meaning of Section 162(m).

        Eligibility.    Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

        Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options and stock purchase rights to purchase up to an additional 500,000 shares of Common Stock.

        Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

          (a)    Exercise Price.    The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

          (b)    Exercise of Option; Form of Consideration.    The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof pending final administrative approval.

          (c)    Term of Option.    The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d)    Termination of Service.    If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three (3) months of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within twelve (12) months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within twelve (12) months from the date of such termination. All changes in termination periods require administrator approval.

          (e)    Nontransferability of Options.    Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

        Stock Purchase Rights.    In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the administrator.

        Adjustments Upon Changes in Capitalization.    In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right. In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

        Merger or Asset Sale.    In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the administrator shall notify the optionee that the option or stock purchase right is fully exercisable for thirty (30) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

        Amendment and Termination of the Plan.    The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten (10) years from the date the Plan was adopted by the Board.

Federal Income Tax Consequences

        Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to the applied tax withholdings by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

        Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

        The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

        The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE 2000 STOCK COMPENSATION PLAN AND THE INCREASE OF THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

ITEM NO. 3
PROPOSAL TO RATIFY APPOINTMENT OF
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

        Subject to ratification by the stockholders, the Audit Committee of the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the current fiscal year.

        Fees for professional services by our independent auditors in each of the last two fiscal years are as follows:

	2003	2002
Audit fees	$120,000	$100,000
Audit related fees	9,000	9,000
Tax fees	20,000	18,000
All other fees	—	—

Total	$149,000	$127,000

        Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q and SEC registration statements. Audit related fees include fees for pension audits. Tax fees related solely to tax compliance. The Audit Committee does not consider the non-audit related services provided by Ernst & Young LLP during 2003 and 2002 as incompatible with Ernst & Young LLP maintaining its independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Ernst & Young LLP. During fiscal year 2003, all of the services by Ernst & Young LLP were approved by the Audit Committee in accordance with this policy.

        Representatives of the firm Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they do so desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANAMOUSLY RECOMMENDS A VOTE IN
FAVOR OF THIS ITEM.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2003, all such Section 16(a) filing requirements were complied with, except for late filings of certain Form 4's reporting stock options granted during 2003 for Charles T. Foscue and Barry Johnson, the Company's non-employee outside directors, and Form 4's reporting stock option expiration date extensions for Gary S. Kledzik and David E. Mai, the Company's CEO and President, respectively.

OTHER MATTERS

        The Company is unaware of any other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote the proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2005 PROXY STATEMENT

        Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders should submit the proposal in writing to Secretary, Miravant Medical Technologies, 336 Bollay Drive, Santa Barbara, California 93117 no later than January 17, 2005, in order for such proposal to be considered for inclusion in the Proxy Statement and all other conditions for such inclusion must be satisfied. Additionally, management proxy holders for the Company's 2005 Annual Meeting will have discretionary authority to vote on any stockholder proposal that is presented at such Annual Meeting, but that is not included in the Company's Proxy Statement, unless notice of such proposal is received by the Secretary on or before March 29, 2005.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE SIGN THE PROXY AND RETURN IT IN
THE ENCLOSED STAMPED ENVELOPE

Santa Barbara, California
May 17, 2004

By Order of the Board of Directors

Joseph E. Nida Secretary

EXHIBIT A

AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF

MIRAVANT MEDICAL TECHNOLOGIES

PURPOSE

        The purpose for the Audit Committee of the Board of Directors (the "Board") of Miravant Medical Technologies (the "Company") shall be to:

        (a)   assist the Board in oversight and monitoring of (i) the integrity of the Company's consolidated financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance and (iv) the Company's internal accounting and financial controls, improvements made or to be made in such controls;

        (b)   prepare the Audit Committee report required in the annual proxy statement as set forth in the rules of the Securities & Exchange Commission (the "SEC");

        (c)   make such examinations as are necessary to monitor the corporate financial reporting and external audit requirements of the Company and its subsidiaries;

        (d)   provide to the Board the results of its monitoring and examining and recommendations derived therefrom;

        (e)   appoint the independent auditors, determine and approve the auditing fees, and oversee the engagement and work of the independent auditors;

        (f)    provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require its attention; and

        (g)   undertake those specific duties and responsibilities described in this charter as well as such other duties as the Board from time to time prescribe.

MEMBERSHIP

        The Audit Committee will consist of at least three members of the Board, each of whom will be appointed by and serve at the discretion of the Board and shall meet the following requirements, as well as any requirements promulgated by the SEC now or in the future:

        (a)   Each member will be independent, (i) as defined by Nasdaq Rule 4200 and (ii) pursuant to the criteria provided in Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934, and under any other applicable rule or regulation prescribed by the SEC or Nasdaq;

        (b)   Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq Audit Committee requirements;

        (c)   At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, in accordance with the Nasdaq Audit Committee requirements.

RESPONSIBILITIES

        The responsibilities of the Audit Committee shall include:

        (a)   Reviewing, on a periodic basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

        (b)   Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

        (c)   Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving permissible non-audit services in those circumstances where a subsequent approval is necessary and permissible);

        (d)   The Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

        (e)   Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years; (iv) discussing with the Company's independent auditors the consolidated financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (v) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements; and (vi) reviewing and discussing with management and the independent auditors the annual audited consolidated financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

        (f)    Directing the Company's independent auditors to review before filing with the SEC the Company's interim consolidated financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

        (g)   Conducting a post-audit review of the consolidated financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

        (h)   Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

        (i)    Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and Audit Committee members, member qualifications and activities;

        (j)    Establishing procedures for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls, or auditing matters in accordance with SEC rules and regulations;

        (k)   Reviewing, in conjunction with counsel, any legal matters that could have a significant effect on the Company's consolidated financial statements;

        (l)    Reviewing the performance of the independent auditors and ensuring that the independent auditors are accountable directly to the Audit Committee;

        (m)  Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditor;

        (n)   Reviewing related party transactions for potential conflicts of interest;

        (o)   Reviewing and reassessing the adequacy of this formal written charter on an annual basis;

        (p)   Reviewing its own performance;

        (q)   Providing an Audit Committee report for inclusion in the Company's annual proxy statement in accordance with SEC rules; and

        (r)   Performing other oversight functions as requested by the full Board.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities and may retain, as it determines necessary, independent legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities or duties set forth above.

MEETINGS

        The Audit Committee will meet at least four times each year, or more frequently as circumstances dictate. The Audit Committee may establish its own schedule that it will provide to the Board in advance.

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually, and at such other times as are appropriate, to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at least annually, and at such other times as are appropriate, to review the independent auditor's examination and management report and to otherwise fulfill its responsibilities under this charter.

MINUTES

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

COMPENSATION

        Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees, if any, that they receive for service as members of the Board or any committee thereof.

APPENDIX A

Miravant Medical Technologies 2000 Stock Compensation Plan

MIRAVANT MEDICAL TECHNOLOGIES
AMENDED AND RESTATED 2000 STOCK COMPENSATION PLAN

1.    Purposes of the Plan.    The purposes of this 2000 Stock Compensation Plan are:

  •
  To attract and retain the best available personnel for positions of substantial responsibility;

  •
  To provide additional incentive to Employees, Directors and Consultants; and

  •
  To promote the success of Miravant Medical Technologies business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan is intended to supersede and replace all existing Company stock option plans (the "Existing Plans"), except to the extent of options outstanding under the Existing Plans.

2.    Definitions.    As used herein, the following definitions shall apply:

        (a)   "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

        (b)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be granted under the Plan.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended.

        (e)   "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

        (f)    "Common Stock" means the Common Stock of the Company.

        (g)   "Company" means Miravant Medical Technologies a Delaware corporation.

        (h)   "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

        (i)    "Director" means a member of the Board of Directors of the Company.

        (j)    "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company because of the sickness or injury of that person.

        (k)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    (i)
    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii)
    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

    (iii)
    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        (n)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (o)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (p)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (q)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r)   "Option" means a stock option granted pursuant to the Plan.

        (s)   "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (s)   "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

        (u)   "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

        (v)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (w)  "Plan" means this Miravant Medical Technologies Amended and Restated 2000 Stock Compensation Plan.

        (x)   "Restricted Stock" means shares of Common Stock acquired pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

        (y)   "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.

The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (z)   "Section 16(b)" means Section 16(b) of the Exchange Act of 1934, as amended.

        (aa) "Service Provider" means an Employee, Director or Consultant.

        (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

        (cc) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below, as evidenced by a Notice of Grant.

        (dd) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is Eight Million (8,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

        (a)    Administrator.    The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

        (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities the Administrator shall have the authority, in its discretion:

    (i)
    to determine the Fair Market Value;

    (ii)
    to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

    (iii)
    to determine the number of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

    (iv)
    to approve forms of agreement for use under the Plan;

    (v)
    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

    (vi)
    to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

    (vii)
    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

    (viii)
    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

    (ix)
    to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

    (x)
    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

    (xi)
    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

    (xii)
    to make all other determinations deemed necessary or advisable for administering the Plan.

        (c)    Effect of Administrator's Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Limitations.

        (a)   Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b)   Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with the his or her right or the Company's right to terminate such relationship at any time, with or without cause.

        (c)   The Company shall not issue any Option or Stock Purchase Right if the issuance of such Option or Stock Purchase Right would cause the aggregate of all shares of the Company's capital stock underlying all issued and outstanding Options and Stock Purchase Rights (whether or not issued under the Plan) to exceed 30% (or such higher percentage approved by the Company's securityholders in accordance with Section 260.140.45 of Title 10 of the California Code of Regulations) of the Company's issued and outstanding capital stock (with shares of preferred stock being counted on an as if converted to common stock basis); provided, however, that this prohibition shall terminate and be of no further force or effect at such time as the Company shall become a "listed corporation" within the meaning of Section 301.5 of the California Corporations Code.

7.    Term of Plan.    The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated earlier under Section 15 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

        (a)    Exercise Price.    The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i)    In the case of an Incentive Stock Option

            (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

            (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii)   In the case of a Nonstatutory Stock Option

            (A)  granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

            (B)  granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

        (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

        (c)    Form of Consideration.    The Administrator shall determine the acceptable form for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of the grant. Such consideration may consist entirely of:

    (i)
    cash;

    (ii)
    check;

    (iii)
    promissory note;

    (iv)
    other Shares, provided Shares acquired from the Company, (A) have been owned by Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate price of the Shares as to which said Option shall be exercised;

    (v)
    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

    (vi)
    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

    (vii)
    any combination of the foregoing methods of payment; or

    (viii)
    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

        (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following Optionee's death, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11.    Stock Purchase Rights.

        (a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

        (c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

        (d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.    Non-Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred by (i) will, (ii) the laws of descent and distribution, (iii) instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the Optionee, or (iv) gift to a member of Optionee's immediate family (as such term is defined in Rule 16a-1(e) of the Exchange Act). In addition, any transferable Option and Stock Purchase Right shall contain additional terms and conditions as the Administrator deems appropriate.

13.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

        (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or a sale of all or substantially all of the Company's assets, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

15.    Amendment and Termination of the Plan.

        (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

        (b)    Stockholder Approval.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.    Conditions Upon Issuance of Shares.

        (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Administrator may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

20.    Information to Optionees and Purchasers.    The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

V    DETACH PROXY CARD HERE    V

1.
PROPOSAL TO ELECT ALL OF THE CURRENT MEMBERS OF THE MIRAVANT MEDICAL TECHNOLOGIES BOARD OF DIRECTORS

☐	FOR all nominees listed below (except as marked below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: 01 Charles T. Foscue, 02 Barry Johnson, 03 Gary S. Kledzik, Ph.D. and 04 David E. Mai

If you wish to withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line above.

2.
PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 2000 STOCK COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof, including any postponement or adjournment of a meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
Date
(signature)
(signature, if jointly held)

This Proxy should be signed and dated by the stockholder(s) exactly as its, his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Please Detach Here
V    You Must Detach This Portion of the Proxy Card    V
Before Returning it in the Enclosed Envelope

V    DETACH PROXY CARD HERE    V

ANNUAL MEETING OF STOCKHOLDERS
MIRAVANT MEDICAL TECHNOLOGIES
336 Bollay Drive
Santa Barbara, California 93117

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS—JUNE 24, 2004

        The undersigned stockholder of Miravant Medical Technologies, a Delaware corporation, hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated May 17, 2004, and Proxy Statement, dated May 17, 2004, each mailed by Miravant Medical Technologies to its stockholders in connection with the Annual Meeting of Stockholders of Miravant Medical Technologies to be held on Thursday, June 24, 2004 at 10:00 a.m., local time, at The Radisson Hotel, 1111 East Cabrillo Boulevard, Santa Barbara, California, 93103 (the "Annual Meeting"), and hereby appoints Gary S. Kledzik, Ph.D and John Philpott, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN AND "FOR" PROPOSALS 2 AND 3; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

Continued and to be signed on reverse side

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT
VOTING AND SOLICITATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CORPORATE GOVERNANCE AND OTHER MATTERS
BOARD MEETINGS, REMUNERATION OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARISON OF TOTAL STOCKHOLDER RETURN
Description of the 2000 Stock Compensation Plan
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2005 PROXY STATEMENT
EXHIBIT A AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF MIRAVANT MEDICAL TECHNOLOGIES
APPENDIX A Miravant Medical Technologies 2000 Stock Compensation Plan